Changes Recognized in Other Comprehensive Income, Postretirement Benefits (Detail) - Postretirement Benefits - USD ($) $ in Thousands	12 Months Ended
	May 31, 2018	May 31, 2017
U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Net loss (gain) arising during the year	$ (400)	$ 393
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	220	234
Amortization or settlement recognition of net gain (loss)	(24)
Total recognized in other comprehensive loss (income)	(204)	627
Non-U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Net loss (gain) arising during the year	2,638	1,766
Effect of exchange rates on amounts included in AOCI	291	(168)
Amounts recognized as a component of net periodic benefit cost:
Amortization or settlement recognition of net gain (loss)	(332)	(230)
Total recognized in other comprehensive loss (income)	$ 2,597	$ 1,368